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EXHIBIT 99.1



CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 [subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code]

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 [subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code], the undersigned officer of Aethlon Medical, Inc. and Subsidiaries, a Nevada corporation ("the Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the fiscal year ended March 31, 2003 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


/s/ James A. Joyce
-------------------------
James A. Joyce
Chief Executive Officer

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 [subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code]

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 [subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code], the undersigned officer of Aethlon Medical, Inc. and Subsidiaries, a Nevada corporation ("the Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the fiscal year ended March 31, 2003 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



/s/ Edward C. Hall
-----------------------------
Edward C. Hall
Chief Financial Officer